Safe Harbor for Forward-Looking Statements

Risk Factors

j2 Global’s CORE Strategy

The j2 Model in Action

The Results in Numbers

Financial Highlights

Q4 ’10 GAAP & Non-GAAP Results

2010 Full Year GAAP & Non-GAAP Results

2010 Accomplishments & 2011 Outlook

2010 Accomplishments

2011 Strategic Objectives

2011 Goals

j2 Global’s CORE Strategy

2011 GUIDANCE

2011 Guidance

Supplemental Information

Metrics

Computation of Free Cash Flow

Non-GAAP Results & Reconciliation to GAAP

j2 Global Communications

Investor Presentation

(Based upon Fourth Quarter 2010 Results)

February 15, 2011

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the "2011 Guidance" slides. These forward-looking statements are based on management's current expectations or beliefs as of February 15, 2011 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Ability to integrate and recognize synergies from acquired business and acquisitions
- Subscriber growth, retention and usage levels
- Fax and voice service growth
- International growth
- New products, services, features and technologies
- Corporate spending
- Intellectual property
- Liquidity
- Network capacity, coverage and security
- Regulatory developments
- Taxes

All information in this presentation speaks as of February 15, 2011 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. or worldwide economy and the related impact on customer acquisition and retention rates, customer usage levels and credit and debit card payment declines
- Inability to maintain and expand our customer base and maintain or increase the average revenue per subscriber
- Inability to successfully integrate and realize anticipated synergies from newly acquired businesses
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or income, sales or other tax liabilities or inability to accurately estimate our effective tax rate
- Inability to maintain existing or enter into new relationships on acceptable terms with critical telecom and other vendors whose financial condition will not negatively impact the services they provide
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from other similar providers with regard to price, service and functionality
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Enactment of burdensome telecommunications, Internet, or other regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures
- Inability to adapt to technological change and diversify our service offerings and related revenues at acceptable levels of return-on-investment
- Inadequate intellectual property protection or violations of third party intellectual property rights
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on February 23, 2010 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Cloud Services for Business

Our Own Brands

Recurring Revenue

Efficient Operations



eFax
Online Fax
eVoice
Virtual Phone System
FuseMail
Hosted Email
campaigner
Email Marketing
KeepItSafe
Online Backup
onebox
Unified Communications
j2
Cloud Services for Business

Target a Cloud-Ready Business Customer's Need

Build/Buy a Branded Solution that Addresses a Core Need

Grow the Business Efficiently Leveraging the j2 "Machine"

Extend the Brand to Enable Up-Sells/Cross-Sells/Deeper Market Penetration

Acquire Complementary Brands, Customer Bases, Feature Sets and Patents

Address Different Market Segments: SOHO, SMB, SME, Enterprise

Expand Geographically to Grow Our Global Footprint

Maximize the Number of Services Per Customer/Increase Lifetime Value

j2 Global Communications

Revenues: 15 Consecutive Years of Growth

Net Income: over 40% Non-GAAP Margin

Free Cash Flow: Run Rate Over $10M/Month

EBITDA: 9 Consecutive Years of Non-GAAP EBITDA Growth

Efficiency: Over $500K Revenues per Employee (600 Employees)

Customers: Over 1.9 Million Paid DIDs and 11 Million Free DIDs

Coverage: Phone Numbers in more than 4,300 Cities in 49 Countries

Localization: 9 Languages, 10 Currencies, Offices in 7 Countries

Acquisitions: 8 Deals in 2010; Total of 31 Deals and Counting

IP: Numerous U.S. and Foreign Patents and Multiple Patents Pending

	Q4 2010 GAAP		Q4 2010 Non-GAAP	
	$	Margin	$	Margin
Revenues	$71.0M		$71.0M	
Gross Profit/Margin (1)	$58.3M	82.1%	$58.8M	82.8%
Operating Profit/Margin (1)	$26.3M	37.1%	$32.9M	46.3%
EPS (2)	$0.58/Share		$0.60/Share	
Free Cash Flow (3)			$21.6M	
Cash and Investments	$87.0M			

(1) Non-GAAP excludes share-based compensation and related payroll taxes and certain acquisition-related integration costs. See slide 20 for a reconciliation to GAAP.

(2) Non-GAAP excludes share-based compensation and related payroll taxes, certain acquisition-related integration costs and gain on sale of auction rate securities, in each case net of tax. Q4's GAAP tax rate is 14.2% and non-GAAP is 18.2%. Q4 '10 GAAP and Non-GAAP tax rates were reduced by increased foreign income taxed at a lower rate and full year R&D credit recognized in Q4. Q4 '10 GAAP rates were also impacted by the book but not tax gain on sale of auction rate securities. See slide 20 for a reconciliation to GAAP.

(3) See slide 19 for computation and reconciliation of free cash flow. Free cash flow, defined as net cash from operating activities, less purchases of property, plant and equipment, plus excess tax benefit from share-based compensation. Q4 '10 was also impacted by $3.3M, net of tax, in transition and acquisition-related costs.

	2010 GAAP		2010 Non-GAAP	
	$	Margin	$	Margin
Revenues	$255.4M		$255.4.0M	
Gross Profit/Margin (1)	$211.3M	82.7%	$212.8M	83.3%
Operating Profit/Margin (1)	$103.9M	40.7%	$119.6M	46.8%
EPS (2)	$1.81/Share		$1.96/Share	
Free Cash Flow (3)			$108.8M	
Cash and Investments	$87.0M			

(1) Non-GAAP excludes share-based compensation and related payroll taxes and certain acquisition-related integration costs. See slide 20 for a reconciliation to GAAP.

(2) Non-GAAP excludes share-based compensation and related payroll taxes, certain acquisition-related integration costs and gain on sale of auction rate securities, in each case net of tax. Full year GAAP tax rate is 24.9% and non-GAAP is 26.3%. GAAP and Non-GAAP tax rates were reduced by increased foreign income taxed at a lower rate and a decrease in reserves for uncertain tax positions. GAAP rates were also impacted by a change in valuation allowance. See slide 20 for a reconciliation to GAAP.

(3) See slide 19 for computation and reconciliation of free cash flow. Free cash flow, defined as net cash from operating activities, less purchases of property, plant and equipment, plus excess tax benefit from share-based compensation. The amount also excludes the impact of $14.2 million payment to the IRS to settle transfer pricing audit covering the tax years 2004 to 2008 which was fully accrued for in prior periods but includes $3.4M, net of tax, in transition and acquisition-related costs.

Exceeded 2010 Operational Objectives:

- Strengthened our leadership position in both online fax and voice markets
- Cancel rate improved from 3.7% peak in March 2009 to 2.7% in Q4 2010
- Continued to grow both Corporate and Voice channels
- Developed embedded partnership with HP and launched eFax® Next
- Expanded global coverage by 23% to 4,340 cities in 2010
- Established and ramped up presence in Japan
- Expanded our portfolio of services: Campaigner® and KeepItSafe™
- Record year for M&A; acquired 8 companies across multiple segments

Largest Annual Paid DID Growth of 630,000

YoY Revenue Grew $9.8M or 4%, Free Cash Flow Increased 7% to $108.8M

Complete Integrations to Fully Recognize Synergies

Invest in Our New Businesses: Campaigner® and KeepItSafe™

Grow our Core Businesses: Online Fax, Voice and Email

- Increase market penetration and expand our industry focus on Corporate
- Reduce efforts on lower margin non-core lines of business: B2C advertising and broadcast/messaging

Extend our Geographic Reach

- Continue to increase market share in Japan, Canada, Australia
- Expand to new countries

Continue to Pursue M&A Opportunities

Timely Execution of Protus® Integration

- Support Campaigner® and two key fax brands: eFax® and MyFax®
- Migrate My1Voice™ and MyFax® 2nd half of the year
- Dec. '10 staff at 600; optimize staff efficiency each sequential quarter
- Expand North American customer support
- Leverage synergies and efficiencies across all areas of our organization

Operating Results

- Sequential quarterly improvement; expect the Q4 '11 exit rates to reflect the going-forward margins
- Increase efficiency by growing revenue per employee

Emphasis on Multiple Relationship with each Customer

Continue to Invest in Early Japan Success


eFax
Online Fax
eVoice
Virtual Phone System
FuseMail
Hosted Email
campaigner
Email Marketing
KeepItSafe
Online Backup
onebox
Unified Communications
j2
Cloud Services
for Business

	2011 Plan
Revenues	**$320M to $340M** (25% - 33% increase vs. 2010)
Non-GAAP EPS [1]	**$2.21 to $2.41**

[1] 2011 EPS is based on Non-GAAP which excludes ASC 718 non-cash compensation expense and certain non-recurring acquisition-related integration costs.

Section	Metric	Units	2009 Q1	2009 Q2	2009 Q3	2009 Q4	2009 Total	2010 Q1	2010 Q2	2010 Q3	2010 Q4	2010 Total
Revenues	**Fixed Subscriber Revenues**	(in Thousands)	$48,799	$49,726	$49,782	$49,612	$197,918	$48,869	$49,467	$50,268	$56,871	$205,475
	Variable Subscriber Revenues	(in Thousands)	10,842	11,322	11,264	10,576	44,004	10,678	11,093	11,798	13,448	47,016
	Subscriber Revenues	(in Thousands)	$59,640	$61,049	$61,046	$60,188	241,923	$59,547	$60,559	$62,066	$70,319	252,491
	Other Revenues	(in Thousands)	751	1,415	756	727	3,648	733	751	712	706	2,902
	Total Revenues	(in Thousands)	$60,391	$62,464	$61,801	$60,915	245,571	$60,280	$61,311	$62,778	$71,025	255,393
	DID - Based Revenues	(in Thousands)	$57,449	$58,904	$58,969	$58,122	$233,443	$57,435	$58,201	$59,585	$66,804	$242,025
	Non-DID Revenues	(in Thousands)	2,942	3,560	2,832	2,793	12,128	2,845	3,110	3,193	4,221	13,369
	Total Revenues	(in Thousands)	$60,391	$62,464	$61,801	$60,915	245,572	$60,280	$61,311	$62,778	$71,025	255,394
	Subscriber Revenues/Total Revenues		98.8%	97.7%	98.8%	98.8%	98.5%	98.8%	98.8%	98.9%	99.0%	98.9%
	DID - Based/Total Revenues		95.1%	94.3%	95.4%	95.4%	95.1%	95.3%	94.9%	94.9%	94.1%	94.8%
	% Fixed Subscriber Revenues		81.8%	81.5%	81.5%	82.4%	81.8%	82.1%	81.7%	81.0%	80.9%	81.4%
	% Variable Subscriber Revenues		18.2%	18.5%	18.5%	17.6%	18.2%	17.9%	18.3%	19.0%	19.1%	18.6%
DIDs	**Paid DIDs** (1)		1,273,876	1,274,145	1,274,240	1,275,486		1,314,857	1,334,555	1,410,973	1,905,137	
	Average Monthly Revenue/DID (2)		$14.85	$14.96	$15.03	$14.85		$14.40	$14.37	$14.21	$13.22	
	Cancel Rate (3)		3.5%	3.3%	3.1%	3.0%		2.8%	2.6%	2.6%	2.7%	
	Free DIDs (MM)		10.1	10.1	10.0	9.9		10.3	10.6	11.1	11.2	
	Average Monthly Revenue/DID		$0.05	$0.06	$0.05	$0.04		$0.05	$0.04	$0.03	$0.03	
	Cities Covered		3,207	3,327	3,500	3,539		3,665	4,158	4,250	4,340	
	Countries Covered		46	46	46	46		48	48	49	49	
Financials	**Cash & Investment**	(millions)	$179.3	$194.8	$222.5	$243.7		$264.4	$264.9	$272.3	$87.0	
	Free Cash Flow (4)	(millions)	$30.4	$22.9	$26.1	$22.2	$101.6	$34.2	$26.4	$26.7	$21.6	$108.8

(1) Paid DIDs reflect reserves for: anticipated product migration and/or price increase and a non-recurring adjustment for data clean up.

(2) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the sum of the total revenue of the quarter .

(3) Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

(4) Free cash flow is net cash provided by operating activities, less purchases of property, plant, and equipment, plus excess tax benefits or deficiencies from share-based compensation. 2010 also includes $3.4 million, net of tax, of transition and acquisition-related costs. In addition,Q2 2010 excludes the impact of a $14.2 million settlement payment to the IRS which settled all transfer pricing issues for tax years 2004 through 2008 and was fully accrued for in prior periods. See slide 19 for computation of free cash flow.

j2 Global Communications

($ in millions)

	Q1 '09	Q2 '09	Q3 '09	Q4 '09	Q1 '10	Q2 '10	Q3 '10	Q4 '10
Net cash provided by operating activities	$31.152	$20.362	$26.469	$23.850	$34.688	$12.317	$27.147	$22.233
Purch. of property & equipment	($0.721)	($0.217)	($0.767)	($1.546)	($0.086)	($0.495)	($0.692)	($0.569)
Excess tax benefit/(deficiency) from share based compensation	$0.005	$2.718	$0.403	($0.063)	($0.406)	$0.374	$0.196	($0.102)
IRS settlement						$14.223		
Free Cash Flow (1)	$30.436	$22.863	$26.105	$22.241	$34.196	$26.419	$26.651	$21.562

(1) Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share based compensation. In addition, the amount shown for Q2 2010 excludes the impact of a $14.2 million settlement payment to the IRS during the quarter, which settled all transfer pricing issues for the IRS for tax years 2004 through 2008 and was fully accrued for in prior periods. 2010 was impacted by approximately $3.3 million, net of tax, of transition and acquisition-related costs. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS AND TWELVE MONTHS ENDED DECEMBER 31, 2010
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED DECEMBER 31, 2010				TWELVE MONTHS ENDED DECEMBER 31, 2010			
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues								
Subscriber	$ 70,319	$ -		$ 70,319	$ 252,492	$ -		$ 252,492
Other	706	-		706	2,902	-		2,902
Total revenue	71,025	-		71,025	255,394	-		255,394
Cost of revenues [(1) (3)]	12,708	(510)	(1) (3)	12,198	44,086	(1,473)	(1) (3)	42,613
Gross profit	58,317	510		58,827	211,308	1,473		212,781
Operating expenses:								
Sales and marketing [(1) (3)]	14,005	(1,644)	(1) (3)	12,361	46,332	(3,104)	(1) (3)	43,228
Research, development and engineering [(1) (3)]	4,017	(615)	(1) (3)	3,402	12,827	(1,260)	(1) (3)	11,567
General and administrative [(1) (2) (3)]	13,963	(3,774)	(1) (2) (3)	10,189	48,226	(9,847)	(1) (2) (3)	38,379
Total operating expenses	31,985	(6,033)		25,952	107,385	(14,211)		93,174
Operating earnings	26,332	6,543		32,875	103,923	15,684		119,607
Interest and other income, net [(4)]	4,964	(3,922)	(4)	1,042	6,714	(3,922)	(4)	2,792
Earnings before income taxes	31,296	2,621		33,917	110,637	11,762		122,399
Income tax expense [(5)]	4,429	1,750	(5)	6,179	27,590	4,599	(5)	32,189
Net earnings	$ 26,867	$ 871		$ 27,738	$ 83,047	$ 7,163		$ 90,210
Diluted net earnings per share	$ 0.58			$ 0.60	$ 1.81			$ 1.96
Diluted weighted average shares outstanding	46,358,698			46,358,698	45,941,843			45,941,843

(1) Share based compensation is as follows: for Q4, Cost of revenues is $254K, Sales and Marketing is $366K, R&D is $170K, and G&A is $1,380K; for 2010, Cost of Revenues is $1,217K, Sales and Marketing is $1,826K, R&D is $815K, and G&A is $7,079K.

(2) Payroll taxes associated with share-based compensation is $42K for Q4 and $211K YTD.

(3) Acquisition Costs for Q4 are $256K for Cost of revenue, $1,278K for Sales and Marketing, $455K for R&D and $2,352K for G&A. 2010 Acquisition costs are $256K for Cost of revenue, $1,278K for Sales and Marketing, $455K for R&D and $2,557K for G&A.

(4) Gains on sale of investment is $3,922K for Q4 and for 2010.

(5) Income tax adjustment, net impact of items above.

j2 Global Communications